S1 Corporation Reports Third Quarter 2007 Results

                            Diluted GAAP EPS of $0.08

                        Reaffirms Full Year 2007 Guidance

      NORCROSS, Ga., Nov. 8 /PRNewswire-FirstCall/ -- S1 Corporation (Nasdaq:
SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the three and nine months ended September 30, 2007.

      -- Diluted GAAP earnings per share from continuing operations for the third quarter of 2007 were $0.08 compared to $0.03 in the third quarter of 2006. These figures include stock based compensation expense of $2.9 million and $1.1 million in the third quarter of 2007 and 2006, respectively.

      -- Total revenues were $51.3 million for the third quarter of 2007 compared to $51.9 million for the same period in 2006. For the nine months ended September 30, 2007, revenues increased seven percent to $151.5 million from $142.1 million for the same period in 2006.

      -- EBITDA for the third quarter of 2007 was $7.0 million compared to $4.2 million in the third quarter of 2006. For the nine months ended September 30, 2007, EBITDA was $20.1 million compared to $6.9 million for the same period in 2006. EBITDA, which includes stock based compensation expense of (i) $2.9 million and $1.1 million in the third quarter of 2007 and 2006, respectively, and (ii) $7.9 million and $3.9 million for the nine months ended September 30, 2007 and 2006, respectively, is described and reconciled to our GAAP income from continuing operations below. (1)

      --    Third quarter highlights include the following:

            * S1 Enterprise licensed its Business Banking application to one of the 15 largest banks in the U.S.;

            * Postilion licensed its payments processing software to one of the largest issuers of credit cards in Poland and, on a hosted basis, to a large retailer - the first Postilion payments processing customer hosted in the S1 Data Center;

            * The Company obtained source code rights to mobile phone banking software for use with its S1 Enterprise and Postilion products;

            * The Company purchased its corporate headquarters in Norcross, Georgia for $8.0 million, of which the Company paid $2.8 million in cash and assumed a note payable of $5.2 million; and

            * The Company repurchased 2.7 million shares of its common stock for a total cost of $19.7 million during the three months ended September 30, 2007. Since the inception of the stock repurchase program in May 2007, the Company has repurchased
                  4.6 million shares of its common stock for a total cost of $34.7 million.

      -- The Company reaffirms full year 2007 guidance of GAAP earnings per share in the range of $0.26 - $0.29 and revenue in the range of $202
            - $206 million. Full year GAAP earnings per share guidance includes stock based compensation expense of approximately $11 million.

      "We posted strong year-over-year growth in income from continuing operations in the third quarter and achieved several operating milestones including licensing S1 Enterprise to another top U.S. bank and taking our first Postilion payments processing customer live in the S1 Data Center," said Johann Dreyer, Chief Executive Officer of S1. "I am very pleased with our third quarter performance and the progress we have made executing on our business plan in 2007."

      (1) EBITDA Reconciliation

      For the three months ended September 30, 2007

                                      Enterprise     Postilion       Total
EBITDA                                 $   4,203     $   2,761     $   6,964

Depreciation                              (1,016)         (595)       (1,611)
Amortization                                (127)         (820)         (947)
                                       ---------     ---------     ---------
    Operating income                   $   3,060     $   1,346     $   4,406
Interest income, net                                                     855
Income tax expense                                                      (113)
                                                                   ---------
Income from continuing operations                                  $   5,148
                                                                   =========

      For the nine months ended September 30, 2007

                                      Enterprise      Postilion         Total
EBITDA                                 $  10,403      $   9,708      $  20,111

Depreciation                              (3,377)        (1,805)        (5,182)
Amortization                                (536)        (2,505)        (3,041)
                                       ---------      ---------      ---------
    Operating income                   $   6,490      $   5,398      $  11,888
Interest income, net                                                     2,510
Income tax expense                                                      (1,334)
                                                                     ---------
Income from continuing operations                                    $  13,064
                                                                     =========

      See tables 4, 5 and 6 for reconciliations of EBITDA

      This press release includes references to EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is income (loss) from continuing operations. EBITDA excludes depreciation and amortization, income taxes, and net interest income. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the Reconciliation of GAAP to non-GAAP financial measures above. We believe that presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. Stock based compensation costs are included in our reported EBITDA which are presented in tables 4, 5 and 6.

      We believe that excluding depreciation and amortization provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives.

      Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measure should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

      Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

      We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to -- not a substitute for -- our results of operations presented on the basis of accounting principles generally accepted in the United States. EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

      We believe EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

      Our management uses EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the board of directors, stockholders, analysts and investors concerning our financial performance.

      Conference Call Information

      Company management will host a conference call for interested parties to discuss its third quarter results on Thursday, November 8, 2007, at 5:00 p.m. EST. A webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available for two weeks following the call on the Company's website.

      About S1

      S1 Corporation (NASDAQ: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors. S1 employs over 1,400 people in operations throughout North America, Europe and Middle East, Africa, and Asia-Pacific regions. Worldwide, more than 3,000 customers use S1 software solutions, which are comprised of applications that address virtually every market segment and delivery channel. S1 partners with best-in-class organizations to provide flexible and extensible software solutions for its customers. Additional information about S1 is available at www.s1.com.

      Forward Looking Statements

      This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

      Investor Contact:
      John Stone
      Chief Financial Officer, S1 Corporation
      404.923.3500
      john.stone@s1.com

                                 S1 Corporation
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 1

                                          Three Months Ended                    Nine Months Ended
                                    09/30/2006         09/30/2007         09/30/2006         09/30/2007
                                  ---------------------------------     ---------------------------------
Revenues:
     Software licenses            $       10,508     $        8,291     $       22,920     $       21,808
     Support and
      maintenance                         11,120             11,695             32,974             33,397
     Professional services                18,355             19,426             49,926             60,539
     Data center                          11,616             11,647             35,113             35,077
     Other                                   297                255              1,142                657
                                  ---------------------------------     ---------------------------------
           Total revenues                 51,896             51,314            142,075            151,478
                                  ---------------------------------     ---------------------------------
Operating expenses:
  Cost of software licenses                1,128                975              3,220              2,807
  Cost of professional
   services, support and
   maintenance                            17,385             16,135             47,836             47,077
  Cost of data center                      5,713              6,333             16,888             18,522
  Cost of other revenue                      244                 34                693                306
  Selling and marketing                    7,155              7,979             19,713             23,144
  Product development                      9,516              7,220             28,999             20,912
  General and administrative               7,085              6,339             19,280             20,748
  Merger related and
   restructuring costs                       400                 --              1,282                 --
  Depreciation                             2,074              1,611              5,797              5,182
  Amortization of other
   intangible assets                         327                282                981                892
                                  ---------------------------------     ---------------------------------
           Total operating
            expenses                      51,027             46,908            144,689            139,590
                                  ---------------------------------     ---------------------------------
Operating income (loss)                      869              4,406             (2,614)            11,888

Interest and other income,
 net                                       1,277                855              3,526              2,510
Income tax expense                          (253)              (113)              (907)            (1,334)
                                  ---------------------------------     ---------------------------------
Income from continuing
 operations, net of tax           $        1,893     $        5,148     $            5     $       13,064
Income from discontinued
 operations                               31,452                 --             30,785                 --
                                  ---------------------------------     ---------------------------------
Net income                        $       33,345     $        5,148     $       30,790     $       13,064
                                  =================================     =================================
Net income per share:
Basic:
Continuing operations             $         0.03     $         0.09     $           --     $         0.21
Discontinued operations                     0.43                 --               0.43                 --
                                  ---------------------------------     ---------------------------------
Net income                        $         0.46     $         0.09     $         0.43     $         0.21
                                  =================================     =================================
Diluted:
Continuing operations             $         0.03     $         0.08     $           --     $         0.21
Discontinued operations                     0.43                 --               0.43                 --
                                  ---------------------------------     ---------------------------------
Net income                        $         0.46     $         0.08     $         0.43     $         0.21
                                  =================================     =================================

Weighted average common
 shares outstanding -
 basic                                71,007,675         58,718,077         70,798,519         60,439,490
Weighted average common
 shares outstanding -
 diluted                              71,161,983         59,966,505         70,987,628         61,289,708

                                 S1 Corporation
                           Consolidated Balance Sheets
                 (In thousands, except share and per share data)
                                     TABLE 2

                                                                 (Unaudited)
                                              December 31,      September 30,
                                                  2006               2007
                                             --------------     --------------
              Assets
 Current assets:
   Cash and cash equivalents                 $       69,612     $       68,538
   Short-term investments                            21,392              3,014
   Accounts receivable, net                          53,371             48,071
   Prepaid expenses                                   4,036              3,530
   Other current assets                               2,308              8,932
                                             --------------     --------------
            Total current assets                    150,719            132,085
   Property and equipment, net                       12,137             19,889
   Intangible assets, net                            12,903             12,310
   Goodwill, net                                    125,300            124,976
   Other assets                                       6,746              5,790
                                             --------------     --------------
            Total assets                     $      307,805     $      295,050
                                             ==============     ==============
   Liabilities and Stockholders' Equity
 Current liabilities:
   Accounts payable                          $        3,750     $        3,254
   Accrued compensation and benefits                  9,642             12,559
   Accrued restructuring                              9,092              5,851
   Accrued other expenses                            12,415              9,092
   Deferred revenues                                 29,265             26,458
   Current portion of debt obligation                 3,328              3,288
                                             --------------     --------------
            Total current liabilities                67,492             60,502
   Other liabilities                                 16,084             18,736
                                             --------------     --------------
            Total liabilities                        83,576             79,238
                                             --------------     --------------
 Stockholders' equity:
      Preferred stock                                10,000             10,000
      Common stock                                      613                584
      Additional paid-in capital                  1,845,529          1,823,725
      Accumulated deficit                        (1,629,302)        (1,616,238)
      Accumulated other comprehensive
       income                                        (2,611)            (2,259)
                                             --------------     --------------
            Total stockholders' equity              224,229            215,812
                                             --------------     --------------
            Total liabilities and
             stockholders' equity            $      307,805     $      295,050
                                             ==============     ==============

Preferred shares issued and
 outstanding                                        749,064            749,064
Common shares issued and outstanding             61,290,973         58,420,853

                                 S1 Corporation
                      Consolidated Statements of Cash Flows
                                 (In thousands)
                                   (Unaudited)
                                     TABLE 3

                                                 Nine Months Ended
                                            September 30,   September 30,
                                                2006             2007
                                             -----------     -----------
Cash flows from operating activities:
     Net income                              $    30,790     $    13,064
     Adjustments to reconcile net
      (loss) income to net cash
      provided by (used in)
      operating activities:
        Depreciation and amortization              9,555           8,224
        Gain on disposal of
         discontinued operations                 (32,817)             --
        Provision for doubtful accounts
         receivable and billing
         adjustments                                 897              37
        Stock based compensation
         expense                                   3,899           7,902
        Changes in assets and
         liabilities
           (Increase) decrease in
            accounts receivable                  (12,664)          5,130
           Decrease (increase) in
            prepaid expenses and
            other assets                             506          (3,485)
           Increase (decrease) in
            accounts payable                          25            (629)
           Decrease in accrued
            expenses and other
            liabilities                          (10,276)        (10,010)
           Increase (decrease) in
            deferred revenues                      7,001          (2,340)
                                             -----------     -----------
               Net cash (used in)
                provided by
                operating activities              (3,084)         17,893

               Net cash provided by
                investing activities              28,131           8,356

               Net cash provided by
                (used in) used in
                financing activities               3,189         (27,902)
Effect of exchange rate changes on
 cash and cash equivalents                          (116)            579
                                             -----------     -----------
Net increase (decrease) in cash and
 cash equivalents                                 28,120          (1,074)
Cash and cash equivalents at
 beginning of period                              85,108          69,612
                                             -----------     -----------
Cash and cash equivalents at end of
 period                                      $   113,228     $    68,538
                                             ===========     ===========

                                 S1 Corporation
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 4

                                          Three Months Ended             Nine Months Ended
                                      09/30/2006     09/30/2007       09/30/2006     09/30/2007
                                     ---------------------------     ---------------------------
Revenues:
     Software licenses               $    10,508     $     8,291     $    22,920     $    21,808
     Support and maintenance              11,120          11,695          32,974          33,397
     Professional services                18,355          19,426          49,926          60,539
     Data center                          11,616          11,647          35,113          35,077
     Other                                   297             255           1,142             657
                                     ---------------------------     ---------------------------
           Total revenues                 51,896          51,314         142,075         151,478
                                     ---------------------------     ---------------------------
Operating expenses:
     Cost of software licenses             1,128             975           3,220           2,807
     Cost of professional
      services, support
      and maintenance *                   17,385          16,135          47,836          47,077
     Cost of data center *                 5,713           6,333          16,888          18,522
     Cost of other revenue                   244              34             693             306
     Selling and marketing *               7,155           7,979          19,713          23,144
     Product development *                 9,516           7,220          28,999          20,912
     General and
      administrative *                     7,085           6,339          19,280          20,748
     Merger related and
      restructuring costs                    400              --           1,282              --
     Depreciation                          2,074           1,611           5,797           5,182
     Amortization of other
      intangible assets                      327             282             981             892
                                     ---------------------------     ---------------------------
           Total operating
            expenses                      51,027          46,908         144,689         139,590
                                     ---------------------------     ---------------------------
Operating income (loss)                      869           4,406          (2,614)         11,888
Interest and other income, net             1,277             855           3,526           2,510
Income tax expense                          (253)           (113)           (907)         (1,334)
                                     ---------------------------     ---------------------------
Income from continuing
 operations, net of tax              $     1,893     $     5,148     $         5     $    13,064
Income from discontinued
 operations *                             31,452              --          30,785              --
                                     ---------------------------     ---------------------------
Net income                           $    33,345     $     5,148     $    30,790     $    13,064
                                     ===========================     ===========================

Reconciliation to EBITDA:
     Income from continuing
      operations, net of tax         $     1,893     $     5,148     $         5     $    13,064
     Interest income, net                 (1,277)           (855)         (3,526)         (2,510)
     Income tax expense                      253             113             907           1,334
     Depreciation                          2,074           1,611           5,797           5,182
     Amortization                          1,233             947           3,698           3,041
                                     ---------------------------     ---------------------------
EBITDA                               $     4,176     $     6,964     $     6,881     $    20,111
                                     ===========================     ===========================

* Includes stock based
  compensation expense of:
     Cost of professional
      services, support
      and maintenance                $       119     $       180     $       406     $       458
     Cost of data center                      12              12              60              47
     Selling and marketing                   394           1,478           1,150           3,892
     Product development                     119             644             690           1,651
     General and administrative              432             575           1,417           1,854
     Discontinued operations                  20              --             175              --
                                     ---------------------------     ---------------------------
                                     $     1,096     $     2,889     $     3,898     $     7,902
                                     ===========================     ===========================

                                 S1 Corporation
                               Enterprise Segment
                            Statements of Operations
                                 (In thousands)
                                   (Unaudited)
                                     TABLE 5

                                            Three Months Ended           Nine Months Ended
                                        09/30/2006     09/30/2007    09/30/2006     09/30/2007
                                        -------------------------    -------------------------
Revenues:
  Software licenses                     $    5,291     $    1,774    $    7,831     $    4,116
  Support and maintenance                    3,527          4,030        10,282         11,418
  Professional services                     14,159         15,709        38,789         48,485
  Data center                                5,186          6,301        15,512         18,095
  Other                                        138            152           408            465
                                        -------------------------    -------------------------
        Total revenues                      28,301         27,966        72,822         82,579
                                        -------------------------    -------------------------
Operating expenses:
  Cost of software licenses                    420            318         1,137            977
  Cost of professional services,
   support and maintenance *                11,769         10,015        31,310         30,586
  Cost of data center *                      3,010          3,638         8,986         10,652
  Cost of other revenue                         46             --            75             66
  Selling and marketing *                    3,290          3,085         9,271          9,814
  Product development *                      5,711          3,127        17,718          9,107
  General and administrative *               3,878          3,707        10,066         11,465
  Merger related and
   restructuring costs                         261             --           898             --
  Depreciation                               1,384          1,016         3,805          3,377
  Amortization of other
   intangible assets                            45             --           133             45
                                        -------------------------    -------------------------
        Total operating
         expenses                           29,814         24,906        83,399         76,089
                                        -------------------------    -------------------------
Operating (loss) income                 $   (1,513)    $    3,060    $  (10,577)    $    6,490
                                        =========================    =========================

Reconciliation to EBITDA:
  Operating (loss) income               $   (1,513)    $    3,060    $  (10,577)    $    6,490
  Depreciation                               1,384          1,016         3,805          3,377
  Amortization                                 283            127           845            536
                                        -------------------------    -------------------------
EBITDA                                  $      154     $    4,203    $   (5,927)    $   10,403
                                        =========================    =========================

* Includes stock based
  compensation expense of:
    Cost of professional services,
     support and maintenance            $      115     $      159    $      394     $      395
    Cost of data center                          7              7            37             35
    Selling and marketing                      274            788           856          2,063
    Product development                         90            367           603            926
    General and administrative                 237            313           795          1,006
                                        -------------------------    -------------------------
                                        $      723     $    1,634    $    2,685     $    4,425
                                        =========================    =========================

                                 S1 Corporation
                                Postilion Segment
                            Statements of Operations
                                 (In thousands)
                                   (Unaudited)
                                     TABLE 6

                                            Three Months Ended          Nine Months Ended
                                         09/30/2006    09/30/2007    09/30/2006    09/30/2007
                                         ------------------------    ------------------------
Revenues:
  Software licenses                      $    5,217    $    6,517    $   15,089    $   17,692
  Support and maintenance                     7,593         7,665        22,692        21,979
  Professional services                       4,196         3,717        11,137        12,054
  Data center                                 6,430         5,346        19,601        16,982
  Other                                         159           103           734           192
                                         ------------------------    ------------------------
        Total revenues                       23,595        23,348        69,253        68,899
                                         ------------------------    ------------------------
Operating expenses:
  Cost of software licenses                     708           657         2,083         1,830
  Cost of professional services,
   support and maintenance *                  5,616         6,120        16,526        16,491
  Cost of data center *                       2,703         2,695         7,902         7,870
  Cost of other revenue                         198            34           618           240
  Selling and marketing *                     3,865         4,894        10,442        13,330
  Product development *                       3,805         4,093        11,281        11,805
  General and administrative *                3,207         2,632         9,214         9,283
  Merger related and
   restructuring costs                          139            --           384            --
  Depreciation                                  690           595         1,992         1,805
  Amortization of other
   intangible assets                            282           282           848           847
                                         ------------------------    ------------------------
        Total operating
         expenses                            21,213        22,002        61,290        63,501
                                         ------------------------    ------------------------

Operating income                         $    2,382    $    1,346    $    7,963    $    5,398
                                         ========================    ========================

Reconciliation to EBITDA:
  Operating income                       $    2,382    $    1,346    $    7,963    $    5,398
  Depreciation                                  690           595         1,992         1,805
  Amortization                                  950           820         2,853         2,505
                                         ------------------------    ------------------------
EBITDA                                   $    4,022    $    2,761    $   12,808    $    9,708
                                         ========================    ========================

* Includes stock based
  compensation expense of:
    Cost of professional services,
     support and maintenance             $        4    $       21    $       12    $       63
    Cost of data center                           5             5            23            12
    Selling and marketing                       120           690           294         1,829
    Product development                          29           277            87           725
    General and administrative                  195           262           622           848
                                         ------------------------    ------------------------
                                         $      353    $    1,255    $    1,038    $    3,477
                                         ========================    ========================